                                                                   EXHIBIT 10(f)

                    INTERCREDITOR AND SUBORDINATION AGREEMENT

         THIS INTERCREDITOR AND SUBORDINATION AGREEMENT (this "Intercreditor Agreement"), dated as of October 1,2003, is by and among ASSET SEVEN CORP., an Arizona corporation ("Asset Seven"), PULTE REALTY CORPORATION, an Arizona corporation ("Pulte Realty"), each subsidiary of Pulte Homes, Inc. that from time to time executes an Intercreditor Joinder Agreement (as defined below) (together with Asset Seven and Pulte Realty, individually a "Subordinated Creditor" and collectively the "Subordinated Creditors"), BANK ONE, NA, as administrative agent for the Revolving Credit Lenders from time to time party to the Revolving Credit Agreement described below (in such capacity, "Bank One"), and BANK ONE TRUST COMPANY, NATIONAL ASSOCIATION, as trustee for the Noteholders pursuant to the Indenture described below (in such capacity, the "Trustee").

RECITALS:

         A. Pursuant to the terms of that certain Credit Agreement, dated as of October 1,2003 (as amended, modified, supplemented or restated from time to time, the "Revolving Credit Agreement"), among Pulte Homes, Inc. (the "Borrower"), the lenders from time to time party thereto (the "Revolving Credit Lenders") and Bank One, the Revolving Credit Lenders have provided a revolving credit facility to the Borrower. The obligations of the Borrower under the Revolving Credit Agreement are guaranteed by certain subsidiaries of the Borrower (the "Guarantors").

         B. The Borrower has issued and may issue from time to time senior unsecured notes (the "Senior Notes") pursuant to that certain indenture, dated as of October 24,1995, or a supplement thereto (as previously amended, modified or supplemented and as amended, modified, supplemented or restated from time to time, the "Indenture").

         C. The Subordinated Creditors are holders of promissory notes (the "Subordinated Notes") from certain subsidiaries of the Borrower (the "Note Issuers"), which Subordinated Notes are secured by mortgages on certain real properties owned by the Note Issuers (the "Collateral").

         D. Each Subordinated Creditor is a subsidiary of the Borrower.

         E. In order to induce the Revolving Credit Lenders and the holders of the Senior Notes (the "Noteholders") to provide or continue to provide the financial accommodations to the Borrower under the Revolving Credit Agreement and the Senior Notes (collectively, the "Senior Loan Documents" and individually, a "Senior Loan Document"), and because of the direct benefit to the Subordinated Creditors of such financial accommodations, Bank One and the Trustee have agreed to enter into this Intercreditor Agreement.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                                   Definitions

1.1      Certain Defined Terms. For the purposes hereof:

         (a) "Code" means the Internal Revenue Code of 1986 and the rules and regulations promulgated thereunder, as amended, modified, succeeded or replaced from time to time. References to sections of the Code should be construed also to refer to any successor sections.

         (b) "Event of Default" means (i) an "Event of Default" as defined in the Revolving Credit Agreement or (ii) an event of default under the Senior Notes or the Indenture.

         (c) "Senior Creditors" means (i) so long as any Senior Obligations (or commitments with respect thereto) remains outstanding under the Revolving Credit Agreement, Bank One and (ii) so long as any Senior Obligations (or commitments with respect thereto) remains outstanding under the Senior Notes, the Trustee.

         (d) "Senior Obligations" means (i) the "Credit Party Obligations" as defined in the Revolving Credit Agreement and (ii) all obligations (including, without limitation, principal, interest and fees) outstanding under the Senior Notes.

         (e) "Subordinated Obligations" means (i) the principal amount of, and accrued interest (including, without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of a Note Issuer) on any Subordinated Note, and (ii) all other indebtedness, obligations and liabilities of the Note Issuers to the Subordinated Creditors now existing or hereafter incurred.

         (f) "Intercreditor Joinder Agreement" means an intercreditor joinder agreement in substantially the form of Exhibit A attached hereto.

1.2 Other Definitional Provisions. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Intercreditor Agreement shall refer to this Intercreditor Agreement as a whole and not to any particular provision of this Intercreditor Agreement, and section, subsection, schedule and exhibit references are to this Intercreditor Agreement unless otherwise specified. Defined terms herein shall include in the singular number the plural and in the plural the singular.

                                   ARTICLE II

                             Terms of Subordination

2.1      Subordination.

         (a) Each of the Subordinated Creditors agrees, for itself and each future holder of the Subordinated Obligations held by such Subordinated Creditor, that the Subordinated Obligations are expressly subordinate and junior in right of payment (as defined in subsection 2.1 (b)) to all Senior Obligations in all respects.

         (b)      "Subordinate and junior in right of payment" shall mean that:

                  (i) Upon the occurrence and during the continuance of an Event of Default, none of the Subordinated Creditors will, without the express prior written consent of the Senior Creditors or unless otherwise instructed by the Senior Creditors, take, demand or receive, directly or indirectly, by set-off, redemption, purchase or in any other manner, any payment on or security for the whole or any part of the Subordinated Obligations, and, without the express prior written consent of the Senior Creditors or unless otherwise instructed by the Senior Creditors, none of the Subordinated Creditors will make demand for the payment of or accelerate the scheduled maturities of any amounts owing under the Subordinated Obligations.

                  (ii) Until the Senior Obligations shall have been paid in full and satisfied, upon the occurrence and during the continuance of an Event of Default, none of the Subordinated Creditors will accelerate, declare to be immediately due and payable, enforce or take any action to enforce or collect, or otherwise exercise any rights or remedies it may possess with respect to the Subordinated Obligations or any portion thereof, or take any action to enforce or otherwise exercise any rights or remedies with respect to, or realize upon, the Collateral, in each case without the prior written consent of the Senior Creditors.

                  (iii) Without limiting the generality of the foregoing provisions of this Section 2.1, in the event of any liquidation, termination, revocation or other winding-up of a Note Issuer, or in the event of any receivership, insolvency, reorganization or bankruptcy proceedings, assignment for the benefit of creditors or any proceeding by or against a Note Issuer for any relief under any bankruptcy, reorganization or insolvency law or laws (federal or state) or any law (federal or state) relating to the relief of debtors, readjustment of indebtedness, reorganization, composition or extension of indebtedness, then, upon the occurrence and during the continuance of an Event of Default, unless otherwise agreed to or instructed in writing by the Senior Creditors, all Senior Obligations shall first be paid in full before any payment or distribution is made in respect of the Subordinated Obligations, and any payment or distribution of any kind or character (whether in cash, property or securities) that, but for the subordination provisions contained herein, would otherwise be payable or deliverable to a Subordinated Creditor upon or in respect of the Subordinated Obligations, shall instead be paid over or delivered to the Senior Creditors or their representatives, and such Subordinated Creditor shall not receive any such payment or distribution or any benefit therefrom unless and until the Senior Obligations shall have been fully paid and satisfied.

2.2 Power of Attorney; Agreement to Cooperate. Each of the Subordinated Creditors hereby agrees, upon the occurrence of an Event of Default, to duly and promptly take such action as may be requested at any time and from time to time by the Senior Creditors, to file appropriate proofs of claim in respect of the Subordinated Obligations, and to execute and deliver such powers of attorney, assignment of proofs of claim or other instruments as may be requested by the Senior Creditors in order to enable the Senior Creditors to enforce any and all claims upon or in respect of the Subordinated Obligations and to collect and receive any and all payments or distributions which may be payable or deliverable at any time upon or in respect of the Subordinated Obligations.

2.3 Payments Received by a Subordinated Creditor. Should any payment or distribution or security or realization of the Collateral, or the proceeds of any thereof, be collected or received by a Subordinated Creditor in respect of the Subordinated Obligations, and such collection or receipt is received in a receivership, insolvency, reorganization or bankruptcy proceeding involving a
Note Issuer or is not expressly permitted hereunder, the Subordinated Creditor will forthwith turn over the same to the Senior Creditors in the form received (except for endorsement or assignment by the Subordinated Creditor when necessary) to be applied to the Senior Obligations and, until so turned over, the same shall be held in trust by the Subordinated Creditor as the property of the Senior Creditors.

2.4 Subrogation. The Subordinated Creditors shall not be subrogated to the rights of the Senior Creditors to receive payments or distributions of assets of the Note Issuers for the Senior Obligations.

2.5 Application of Payments Among Senior Creditors. Any payment with respect to the Senior Obligations or received by a Senior Creditor pursuant to the terms of this Intercreditor Agreement shall be applied pro rata to the Senior Obligations outstanding under the Revolving Credit Agreement and the Senior Notes based on the aggregate amount of Senior Obligations outstanding under the Revolving Credit Agreement and the Senior Notes, respectively, on the date of such payment, as certified by Bank One and the Trustee, respectively, to the other Senior Creditors.

                                   ARTICLE III

                           Regulations and Warranties

3.1 Each of the Subordinated Creditors represents and warrants to the Senior Creditors that:

         (a) Subordinated Obligations. The Subordinated Obligations are payable solely and exclusively to the Subordinated Creditors and to no other person, firm, corporation or other entity, without deduction for any defense, offset or counterclaim.

         (b) Power and Authority; Authorization; No Violation. Each Subordinated Creditor has full power, authority and legal right to execute, deliver and perform this Intercreditor Agreement, and, the execution, delivery and performance of this Intercreditor Agreement have been duly authorized by all necessary action on the part of such Subordinated Creditor, do not require any approval or consent of any holders of any indebtedness or obligations of such Subordinated Creditor and will not violate any provision of law, governmental regulation, order or decree or any provision of any indenture, mortgage, contract or other agreement to which such Subordinated Creditor is party or by which such Subordinated Creditor is bound.

         (c) Consents. No consent, license, approval or authorization of, or registration or declaration with, any governmental instrumentality, domestic or foreign, is required in connection with the execution, delivery and performance by the Subordinated Creditor of this Intercreditor Agreement.

         (d) Binding Obligation. This Intercreditor Agreement constitutes a legal, valid and binding obligation of the Subordinated Creditor enforceable in accordance with its terms.

                                   ARTICLE IV

                  Modification of Senior Obligations; Reliance

4.1 Each of the Subordinated Creditors agrees that, without the necessity of any reservation of rights against such Subordinated Creditor and without notice to or further assent by such Subordinated Creditor, (a) any demand for payment of any Senior Obligation may be continued, and the Senior Obligations or the liability of the Borrower or any of its subsidiaries for any part thereof, or any guaranty therefor, or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, modified, accelerated, compromised, waived, surrendered, or released and (b) any document or instrument evidencing or governing the terms of the Senior Obligations or guaranties or documents in connection with the Senior Obligations may be amended, modified, supplemented or terminated, in whole or in part, as the applicable Senior Creditor may deem advisable from time to time, in each case all without notice to or further assent by such Subordinated Creditor, which will remain bound under this Intercreditor Agreement, and all without impairing, abridging, releasing or affecting the subordination provided for herein, notwithstanding any such renewal, extension, modification, acceleration, compromise, amendment, supplement, termination, waiver, surrender or release. Each of the Subordinated Creditors waives (i) any and all notice of the creation, modification, renewal, extension or accrual of any of the Senior Obligations and (ii) notice of or proof of reliance on this Intercreditor Agreement and protest, demand for payment and notice of an Event of Default. The Senior Obligations shall conclusively be deemed to have been created, contracted, incurred or continued in reliance upon this Intercreditor Agreement, and all dealings between or among the Note Issuers and the Senior Creditors shall be deemed to have been consummated in reliance upon this Intercreditor Agreement. The Subordinated Creditors acknowledge and agree that the Senior Creditors, the Revolving Credit Lenders and the Noteholders have relied upon the subordination provided for herein in making the Senior Obligations available to the Borrower.

                                    ARTICLE V

             No Transfer of Subordinated Obligations or Collateral

5.1 The Subordinated Creditors will not (a) sell, assign or otherwise transfer, in whole or in part, any Subordinated Obligation or any Collateral held by the Subordinated Creditors or any interest therein to any other person or entity (a "Transferee") other than a Subordinated Creditor or (b) create, incur or suffer to exist any security interest, lien, charge or other encumbrance whatsoever upon the Subordinated Obligations or the Collateral in favor of any Transferee.

                                   ARTICLE VI

                     Joinder of Other Subordinated Creditors

6.1 Any subsidiary of the Borrower that properly elects to be taxed as a real estate investment trust under Section 856 (c) of the Code may become a Subordinated Creditor hereunder by executing and delivering an Intercreditor Joinder Agreement. Upon receipt by the Senior Creditors of an Intercreditor Joinder Agreement from a subsidiary of the Borrower, such subsidiary shall be considered a Subordinated Creditor under the terms of this Intercreditor Agreement.

                                   ARTICLE VII

                                  Miscellaneous

7.1 No Waiver: Cumulative Remedies. No failure or delay on the part of any Senior Creditor, Revolving Credit Lender or Noteholder in exercising any right, power or privilege hereunder or under any Senior Loan Document or any other loan document entered into in connection therewith and no course of dealing between the Subordinated Creditors and any Senior Creditor, Revolving Credit Lender or Noteholder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Senior Loan Document or any other loan document entered into in connection therewith preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies provided herein are cumulative and not exclusive of any rights or remedies which the Senior Creditors, the Revolving Credit Lenders and the Noteholders would otherwise have. No notice to or demand on any Subordinated Creditor in any case shall entitle such Subordinated Creditor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Senior Creditors, the Revolving Credit Lenders and the Noteholders to any other or further action in any circumstances without notice or demand.

7.2 Further Assurances. The Subordinated Creditors agree, upon the request of a Senior Creditor, to promptly take such actions, as reasonably requested, as is necessary to carry out the intent of this Intercreditor Agreement.

7.3 Notices. All notices and other communications with respect to this Intercreditor Agreement shall have been duly given and shall be effective (a) when delivered in writing, (b) when transmitted via telecopy (or other facsimile device) to the number set out below, (c) the business day following the day on which the same has been delivered prepaid (or on an invoice basis) to a reputable national overnight air courier service, or (d) the third business day following the day on which the same is sent by certified or registered mail, postage prepaid, in each case to the respective parties at the address or telecopy numbers set forth below or at such other address as such party may specify by written notice to the other parties hereto.

To Bank One:                   Bank One, NA
                               131 S. Dearborn Street
                               Chicago, IL 60670
                               Attn: Part Schiewitz
                               Ph: (312)325-3132

                               Fax: (312)325-3122

To the Trustee;                Bank One Trust Company, National Association
                              __________________________________________________
                              __________________________________________________
                              __________________________________________________
                               Attn: ___________________________________________
                               Ph:   ___________________________________________
                               Fax:  ___________________________________________

7.4      Governing Law; Jurisdiction.

         (a) THIS INTERCREDITOR AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. Any legal action or proceeding with respect to this Intercreditor Agreement may be brought in the courts of the State of New York or of the United States for the Southern District of New York, and, by execution and delivery of this Intercreditor Agreement, each party hereto hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of such courts. Each party hereto further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at the address for notices pursuant to Section 7.3, such service to become effective 20 days after such mailing. Nothing herein shall affect the right of a Senior Creditor to serve process on a Subordinated Creditor in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against a Subordinated Creditor in any other jurisdiction.

         (b) Each party hereto hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Intercreditor Agreement brought in the courts referred to in subsection (a) hereof and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

7.5 Waiver of Jury Trial. EACH OF THE PARTIES TO THIS INTERCREDITOR AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS INTERCREDITOR AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

7.6 Successors and Assigns. This Intercreditor Agreement shall be binding upon and inure to the benefit of the Senior Creditors, the Subordinated Creditors, and their respective successors, transferees and assigns.

7.7 Severability. If any provision of any of this Intercreditor Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining

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

provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

7.8 Counterparts. This Intercreditor Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts by telecopy shall be as effective as an original and shall constitute a representation that an original will be delivered.

7.9 Waivers, Amendments, Etc. This Intercreditor Agreement may not be rescinded or canceled or modified in any way, nor may any provision of this Intercreditor Agreement be waived or changed without the express prior written consent thereto of the Senior Creditors.

         IN WITNESS WHEREOF, the parties hereto have caused this Intercreditor Agreement to be executed as of the day and year first above written.

SUBORDINATED CREDITOR:                 ASSET SEVEN CORP.,
                                       an Arizona corporation

                                       By: /s/ John R. Stoller
                                          ----------------------------------
                                       Name: John R. Stoller
                                       Title: Secretary

SUBORDINATED CREDITOR:                 PULTE REALTY CORPORATION, an
                                       Arizona corporation

                                       By: /s/ John R. Stoller
                                           -------------------------------------
                                       Name: John R. Stoller
                                       Title: Secretary

SENIOR CREDITOR:                       BANK ONE, NA,
                                       as administrative agent for the Revolving
                                       Credit Lenders

                                       By:
                                           -------------------------------------

                                       Name:
                                             -----------------------------------
                                       Title:
                                             -----------------------------------

SENIOR CREDITOR:                       BANK ONE TRUST COMPANY,
                                       NATIONAL ASSOCIATION, as
                                       Trustee

                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------

         IN WITNESS WHEREOF, the parties hereto have caused this Intercreditor Agreement to be executed as of the day and year first above written.

SUBORDINATED CREDITOR:                 ASSET SEVEN CORP.,
                                       an Arizona corporation

                                       By: _____________________________________
                                       Name: ___________________________________
                                       Title: __________________________________

SUBORDINATED CREDITOR:                 PULTE REALTY CORPORATION, an
                                       Arizona corporation

                                       By: _____________________________________
                                       Name: ___________________________________
                                       Title: __________________________________

SENIOR CREDITOR:                       BANK ONE, NA,
                                       as administrative agent for the Revolving
                                       Credit Lenders

                                       By: /s/ ALLISON L. CRAYNE
                                           -------------------------------------
                                       Name: ALLISON L. CRAYNE
                                       Title: ASSOCIATE DIRECTOR

SENIOR CREDITOR:                       BANK ONE TRUST COMPANY,
                                       NATIONAL ASSOCIATION, as
                                       Trustee

                                       By: _____________________________________
                                       Name: ___________________________________
                                       Title: __________________________________

         IN WITNESS WHEREOF, the parties hereto have caused this Intercreditor Agreement to be executed as of the day and year first above written.

SUBORDINATED CREDITOR:                 ASSET SEVEN CORP.,
                                       an Arizona corporation

                                       By: _____________________________________
                                       Name: ___________________________________
                                       Title: __________________________________

SUBORDINATED CREDITOR:                 PULTE REALTY CORPORATION, an
                                       Arizona corporation

                                       By: _____________________________________
                                       Name: ___________________________________
                                       Title: __________________________________

SENIOR CREDITOR:                       BANK ONE, NA,
                                       as administrative agent for the Revolving
                                       Credit Lenders

                                       By: _____________________________________
                                       Name: ___________________________________
                                       Title: __________________________________

SENIOR CREDITOR:                       BANK ONE TRUST COMPANY,
                                       NATIONAL ASSOCIATION, as
                                       Trustee

                                       By: /s/ Jeffrey L. Eubank
                                           -------------------------------------
                                       Name: Jeffrey L. Eubank
                                       Title: Authorized Officer

                                    EXHIBIT A

                     Form of Intercreditor Joinder Agreement

         THIS INTERCREDITOR JOINDER AGREEMENT (the "Agreement"), dated as of ___________________________________ is entered into among
__________________________________, (the "New REIT") and BANK ONE, N.A. and BANK
ONE TRUST COMPANY, NATIONAL ASSOCIATION, in their capacity as Senior Creditors (the "Senior Creditors") under that certain Intercreditor and Subordination Agreement, dated as of October 1, 2003, among ASSET SEVEN CORP., an Arizona corporation, PULTE REALTY CORPORATION, an Arizona corporation, the other Subordinated Creditors party thereto and the Senior Creditors (as the same may be amended, modified, extended or restated from time to time, the "Intercreditor Agreement"). All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Intercreditor Agreement.

         1. The New REIT hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the New REIT will be deemed to be a Subordinated Creditor under the Intercreditor Agreement shall have all of the rights and obligations of a Subordinated Creditor thereunder as if it had executed the Intercreditor Agreement. The New REIT hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Intercreditor Agreement, including without limitation, all of the subordination terms set forth in Article II of the Intercreditor Agreement.

         2. This Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts by telecopy shall be as effective as an original and shall constitute a representation that an original will be delivered.

         3. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, the New REIT has caused this Agreement to be duly executed by its authorized officer, as of the day and year first above written.

                                       [NEW REIT]

                                       By: _____________________________________
                                       Name: ___________________________________
                                       Title: __________________________________

Acknowledged and Accepted

BANK ONE, NA, as administrative agent, in its capacity as a Senior Creditor

By:    _______________________________
Name:  _______________________________
Title: _______________________________

BANK ONE TRUST COMPANY, NATIONAL
ASSOCIATION, as Trustee, in its capacity as a Senior
Creditor

By:    _______________________________
Name:  _______________________________
Title: _______________________________